                                  EXHIBIT 3.4
                                  -----------


                               TABLE OF CONTENTS


                                       TO

                                     BYLAWS




ARTICLES                  TITLE AND SECTION
--------                  -----------------

I          OFFICES
              1.01   Principal Office
              1.02   Other Offices

II         MEETINGS OF SHAREHOLDERS
              2.01   Place of Meetings
              2.02   Annual Meetings
              2.03   Special Meetings
              2.04   Notice of Shareholders' Meetings
              2.05   Manner of Giving Notice;
                     Affidavit of Notice
              2.06   Quorum
              2.07   Adjourned Meeting and Notice
                     Thereof
              2.08   Voting
              2.09   Waiver of Notice or consent by
                     Absent Shareholders
              2.10   Shareholder Action by Written
                     Consent Without a Meeting
              2.11   Record Date for Shareholder Notice,
                     Voting, and Giving Consents
              2.12   Proxies
              2.13   Inspectors of Election

III        DIRECTORS
              3.01   Powers
              3.02   Number and Qualification of Directors
              3.03   Election and Term of Office of Directors
              3.04   Vacancies
              3.05   Place of Meetings and Telephonic
                     Meetings
              3.06   Annual Meetings
              3.07   Other Regular Meetings
              3.08   Special Meetings
              3.09   Quorum

              3.10   Waiver of Notice
              3.11   Adjournment
              3.12   Notice of Adjournment
              3.13   Action Without Meeting
              3.14   Fees and Compensation of Directors

IV         COMMITTEES
              4.01   Committees of Directors
              4.02   Meetings and Action of Committees

V          OFFICERS
              5.01   Officers
              5.02   Election of Officers
              5.03   Subordinate Officers, Etc.
              5.04   Removal and Resignation of Officers
              5.05   Vacancies in Offices
              5.06   Chairman of the Board
              5.07   President
              5.08   Vice Presidents
              5.09   Secretary
              5.10   Chief Financial Officer

VI         INDEMNIFICATION OF DIRECTORS, OFFICERS,
           EMPLOYEES, AND OTHER AGENTS
              6.01   Agents, Proceedings and Expenses
              6.02   Actions Other than by the Corporation
              6.03   Actions by the Corporation
              6.04   Successful Defense by Agent
              6.05   Required Approval
              6.06   Advance of Expenses
              6.07   Other Contractual Rights
              6.08   Limitations
              6.09   Insurance
              6.10   Fiduciaries of Corporate Employee
                         Benefit Plan
              6.11   Amendment to California Law

VII        CORPORATE LOANS AND GUARANTEES TO
           DIRECTORS, OFFICERS AND EMPLOYEES
              7.01   Limitations on Corporate Loans
                         and Guarantees
              7.02   Permissible Corporate Loans
                         and Guarantees

VIII        GENERAL CORPORATE MATTERS
              8.01    Record Date for Purposes Other than
                          Notice and Voting
              8.02    Checks, Drafts, Evidence of
                          Indebtedness
              8.03    Corporate Contracts and Instruments;
                          How Executed
              8.04    Certificate for Shares
              8.05    Lost Certificates
              8.06    Representation of Shares of Other
                          Corporations
              8.07    Construction and Definitions

IX          RECORDS AND REPORTS
              9.01    Maintenance and Inspection of Share
                          Register
              9.02    Maintenance and Inspection of Bylaws
              9.03    Maintenance and Inspection of Other
                          Corporate Records
              9.04    Inspection by Directors
              9.05    Annual Report to Shareholders
              9.06    Financial Statements
              9.07    Annual Statement of General Information

X          OWNERSHIP AND TRANSFER OF SHARES
             10.01    Stock
             10.02    Price or Consideration for Shares
             10.03    Grant of Preemptive Rights
             10.04    Restriction on Transfer of Shares

XI         AMENDMENTS
             11.01    Amendment by Shareholders
             11.02    Amendment by Directors

                                     BYLAWS

                                       OF

                                 ISE LABS, INC.
                        -------------------------------


                                   ARTICLE I

                                    OFFICES
                                    -------


       Section 1.01 Principal Offices. The Board of Directors shall fix the
       ------------------------------
location of the principal executive of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

       Section 1.02 Other Offices. The officers or the Board of Directors may at
       --------------------------
any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business, and may change the location of any office of the corporation.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS
                            ------------------------


       Section 2.01 Place of Meetings. Meetings of shareholders shall be held at
       ------------------------------
any place within or outside the State of California designated by the Board of Directors upon proper notice. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

       Section 2.02 Annual Meetings. Unless held at a time and date designated
       ----------------------------
each year by the Board of Directors in accordance with applicable law, an annual meeting of shareholders shall be held on the ________ of each year at _____________; provided, however, that should such day fall upon a legal holiday, then the annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At the annual meeting, Directors shall be elected and any other proper business may be transacted.

       Section 2.03 Special Meetings.
       -----------------------------
       (a) A special meeting of the shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more shareholders holding shares which, in the aggregate, entitle them to cast not less than ten percent (10%) of the votes at any such meeting.

       (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board, the President, any Vice President, and the Secretary of the corporation. The secretary upon receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.01, 2.04 and 2.05 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.03 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

       Section 2.04 Notice of Shareholders' Meetings.
       ---------------------------------------------
       (a) All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.05 not less than ten (10) nor more than sixty
(60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors, or the other person or persons calling the meeting, at the time of giving the notice, intend to present for action by the shareholders. The notice of any meeting at which Directors are to be elected shall include the names of any nominees which, at the time of the notice, management intends to present for election.

       (b) If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, as contemplated by Section 310 of the Corporations Code of California, (herein the "Code"), (ii) an amendment of the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of such Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of such Code, the notice shall also state the general nature of such proposal.

       Section 2.05 Manner of Giving Notice; Affidavit of Notice.
       ---------------------------------------------------------

       (a) Notice of any meeting of shareholders shall be given either personally or by first class mail or telegraphic or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the corporation or more recently given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or has been so given, notice shall be deemed to have been properly given to such shareholder if sent by first class mail or telegraphic or other written communication to the corporation's principal executive office to the attention of such shareholder, or if published at least once in a newspaper of general circulation in the county where such office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

       (b) If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of such notice.

       (c) An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

       Section 2.06 Quorum. The presence in person or by proxy of the holders of
       -------------------
a majority of the shares entitled to vote at the subject meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

       Section 2,07 Adjourned Meeting and Notice Thereof.
       -------------------------------------------------
       (a) Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.06.

       (b) When any meeting of shareholders, either annual or special, is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board or Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.04 and 2.05. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

       Section 2.08 Voting.
       -------------------
       (a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11, subject to the provisions of Sections 702 to 704, inclusive, of the Code (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership). Such vote may be by voice vote or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a shareholder if made before the voting begins. Any shareholder entitled to vote on any matter (other than the election of directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Code or the Articles of Incorporation.

       (b) At a shareholders' meeting involving the election of Directors, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the names of such candidates have been placed in nomination prior to commencement of the voting and a shareholder has given notice to the meeting prior to commencement of the voting, of the shareholder's intention to cumulate his votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate his votes for candidates in nomination and give any candidate up to a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, or distribute the total number of his votes as so calculated among any or all of the candidates. The candidates receiving the highest number of votes shall be elected.

       Section 2.09 Waiver of Notice or Consent by Absent Shareholders.
       ---------------------------------------------------------------
       (a) The transactions of any meeting of shareholders, either annual or special, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote but not present in person or by proxy, signs a written waiver of notice, a consent to the holding of the meeting, or any approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 2.04(b), the waiver of notice of consent shall state the general nature of such proposal. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

       (b) Attendance of a person at a meeting shall constitute a waiver of notice of such meeting unless such person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if such objection is expressly made at the meeting.

       Section 2.10 Shareholder Action by Written Consent Without a Meeting.
       --------------------------------------------------------------------
       (a) Any action which may be taken at any annual or special meeting of shareholders, other than the election of Directors, may be taken without a meeting and without prior notice, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In the case of election of Directors, such consents shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided, however, that a Director may be elected at any time to fill a vacancy not filled by the current Directors by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of Directors; provided, however, that a Director may be elected at any time to fill a vacancy not filled by the current Directors by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of Directors.

       (b) All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxyholder, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent in writing effective upon receipt by the Secretary of the corporation if occurring prior to the time that written consents respecting the number of shares required to authorize the proposed action have been filed with the Secretary.

       (c) If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders have not been received, the Secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.05 of this Article II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) indemnification of agents of the corporation, pursuant to Section 317 of the Code, (iii) a reorganization of the corporation, pursuant to Section 1201 of the Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

       Section 2.11 Record Date for Shareholder Notice, Voting, and Giving
       -------------------------------------------------------------------
Consents.
--------
       (a) For purposes of determining the shareholders entitled to notice of any meeting, to vote, or to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to such action without a meeting, and in such case only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the California General Corporation Law.

       (b) If the Board of Directors does not so fix a record date:

           (i) the record date for determining shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

           (ii) the record date for determining those shareholders entitled to give consent to corporation action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given. When prior action of the Board has been taken, the record date shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

       Section 2.12 Proxies. Every person entitled to vote for Directors or on
       --------------------
any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by such person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless: (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person executing the earlier proxy, or such person's attendance at the meeting and voting in person; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and (f) of the Code.

       Section 2.13 Inspectors of Election.
       -----------------------------------
       (a) Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint said inspectors at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares, or their proxies present at the meeting, shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or shareholder's proxy shall, appoint a person to fill the vacancy.

       (b) The inspector shall:

               (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

               (ii) receive votes, ballots or consents;

               (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

               (iv)  count and tabulate all votes or consents;

               (v)   determine when the polls shall close;

               (vi)  determine the result; and

               (vii) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                  ARTICLE III

                                   DIRECTORS
                                   ---------

       Section 3.01 Powers.
       -------------------
       (a) Subject to the provisions of the Code and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

       (b) Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the power and authority to:

               (i) select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as are not inconsistent with the law, the Articles of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

               (ii) change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or outside the State of California; designate any place within or without the State for the holding of any shareholder's meeting or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates;

               (iii) authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled or tangible or intangible property actually received; and

               (iv) borrow money and incur indebtendness for the purpose of the corporation, and cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefore.

     Section 3.02 Number of Qualifications of Directors. The authorized number
     --------------------------------------------------
of Directors shall be five          until changed by a duly adopted amendment to
                      -------------
the Articles of Incorporation.

     Section 3.03 Election and Term of Office of Directors.
     -----------------------------------------------------
     (a) Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual shareholders' meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     (b) No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of this term of office.

       Section 3.04 Vacancies.
       ----------------------
       (a) Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, through less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

       (b) A vacancy or vacancies in the Board of Directors shall be deemed to exist in the case of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, or if the shareholders fail, at any meeting of shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at that meeting.

       (c) The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

       (d) Any director may resign upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors. A resignation shall be effective upon the receipt of said notice, unless the notice specifies a later time for its effectiveness. If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

       (e) No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

       Section 3.05 Place of Meetings and Telephonic Meetings. Regular meetings
       ------------------------------------------------------
of the Board of Directors may be held without notice, at any time and at any place within or outside the State of California that is designated by these Bylaws, or by resolution of the Board. In the absence of the designation of a place, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board shall be held at any place that has been designated in the notice of the meeting or, if not stated in the notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to be present in person at such meeting.

       Section 3.06 Annual Meetings. Immediately following each annual meeting
       ----------------------------
of shareholders, the Board of Directors shall hold a regular meeting for purposes of organization, the election of officers and the transaction of other business. Notice of such meeting shall not be required.

       Section 3.07 Other Regular Meetings. Other regular meetings of the Board
       -----------------------------------
of Directors may be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice.

       Section 3.08 Special Meetings.
       -----------------------------
       (a) Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or the majority of the Directors.

       (b) Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first-class mail or telegram, charges pre-paid, addressed to each Director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

       Section 3.09 Quorum. A majority of the authorized number of Directors
       -------------------
shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of
Section 310 of the Code (regarding approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 (regarding appointment of committees), and Section 317(e) (regarding indemnification of directors). A meeting at which a quorum is initially present may continue to transact business nothwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

       Section 3.10 Waiver of Notice. The transactions of any meeting of the
       -----------------------------
Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, the lack of notice.

       Section 3.11 Adjournment. A majority of the Directors present, whether or
       ------------------------
not constituting a quorum, may adjourn any meeting to another time and place.

       Section 3.12 Notice of Adjournment. Notice of the time and place of
       ----------------------------------
holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, to the Directors who were not present at the time of the adjournment.

       Section 3.13 Action Without Meeting. Any action required or permitted to
       -----------------------------------
be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

       Section 3.14 Fees and Compensation of Directors. Directors and members of
       -----------------------------------------------
committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.


                                   ARTICLE IV

                                   COMMITTEES
                                   ----------

       Section 4.01 Committees of Directors. The Board of Directors may, by
       ------------------------------------
resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of one (1) or more Directors, to serve at the pleasure of the Board. The Board may designate one or more Directors as alternate members of any committee. Any such committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

       (a) the approval of any action which, under the Code, also requires shareholders' approval or approval of the outstanding shares;

       (b) the filling of vacancies on the Board of Directors or on any committee;

       (c) the fixing of compensation of the Directors for serving on the Board or on any committee;

       (d) the amendment or repeal of bylaws or the adoption of new bylaws;

       (e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

       (f) a distribution to the shareholders of the corporation (as defined in Section 166 of the Code), except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

       (g) the appointment of any other committees of the Board of Directors or the members thereof.

       Section 4.02 Meetings and Actions of Committees. Meetings and action of
       -----------------------------------------------
committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.05 (place of meetings and telephonic meetings), Section 3.07 (regular meetings), Section 3.08 (special meetings and notice),Section 3.09 (quorum), Section 3.10 (waiver of notice),
Section 3.11 (adjournment), Section 3.12 (notice of adjournment) and Section
3.13 (action without meeting), with such changes in the context of those sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined by resolution of the Board of Directors as well as the committee, special meetings of committees may also be called by resolution of the Board of Directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V

                                   OFFICERS
                                   --------

       Section 5.01 Officers. The officers of the corporation shall be a
       ---------------------
Chairman of the Board or a President, or both, Secretary, and a treasurer who shall be the Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, one or more Vice-President, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.03 of this
Article V. Any number of offices may be held by the same person, except that the post of Secretary and President shall not be held by the same individual.

       Section 5.02 Election of Officers. The officers of the corporation,
       ---------------------------------
except such officers as may be appointed in accordance with the provisions of
Section 5.03 or Section 5.05 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

       Section 5.03 Subordinate Officers, Etc. The Board of Directors may
       --------------------------------------
appoint, and may empower the President, or Chairman of the Board if there be no president, to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may determine.

       Section 5.04 Removal and Resignation of Officers.
       ------------------------------------------------

       (a) Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

       (b) Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect upon the receipt of such notice or at any later time specified therein; and, unless otherwise specified therin, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

       Section 5.05 Vacancies in Offices. A vacancy in any office because of
       ---------------------------------
death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

       Section 5.06 Chairman of the Board. The Chairman of the Board, if such an
       ----------------------------------
officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

       Section 5.07 President. Subject to such supervisory powers which may be
       ----------------------
given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

       Section 5.08 Vice President(s). In the absence or disability of the
       ------------------------------
President, the Vice President(s), if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President(s) shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Bylaws, the President, or the Chairman of the Board if there is no President.

       Section 5.09 Secretary.
       ----------------------
       (a) The Secretary shall keep or cause to be kept at the principal executive office, or such other place as the

Board of Directors may designate, a book of minutes of all meetings and actions of Directors, committees of Directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Director's and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

       (b) the Secretary shall keep or cause to be kept at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

       (c) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

       Section 5.10 Chief Financial Officer.
       ------------------------------------
       (a) The Treasurer shall be the corporation's Chief Financial Officer.

       (b) The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall be open at all reasonable times to inspection by any Director upon demand.

       (c) The Chief Financial Officer shall cause to be deposited all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall cause the funds of the corporation to be disbursed as he may be properly directed from time to time, shall render to the President and Directors an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation whenever requested, and shall have other such powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE VI

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                    ---------------------------------------
                          EMPLOYEES, AND OTHER AGENTS
                          ---------------------------

       Section 6.01 Definitions: Agents, Proceedings and Expenses. For the
       ----------------------------------------------------------
purposes of this Article, "agent" means any person who is or was a Director, officer, employee or other agent of this corporation, or is or was serving at the request of this corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 6.04 or Section 6.05(c) of this Article VI.

       Section 6.02 Actions Other Than by the Corporation. This corporation
       --------------------------------------------------
shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgements, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of this corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of
                              ---------------
itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

       Section 6.03 Actions by the Corporation. This
       ---------------------------------------
corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of this corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this corporation, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. No indemnification shall be made under Section 6.03:

       (a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to this corporation in the performance of that person's duty to this corporation, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

       (b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

       (c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

       Section 6.04 Successful Defense by Agent. To the extent that an agent of
       ----------------------------------------
this corporation has been successful on the merits in defense of any proceeding referred to in Section 6.02 or Section 6.03 of this Article VI, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

       Section 6.05 Required Approval. Except as provided in Section 6.04 of
       ------------------------------
this Article, any indemnification under this Article shall be made by this corporation only if authorized upon a determination that indemnification of the agent in the specific case is proper because the agent has met the applicable standard of conduct set forth in Section 6.02 or Section 6.03 of this Article VI, by:

       (a) a majority vote of a quorum consisting of

Directors who are not parties to the proceeding;

       (b) approval by the affirmative vote of the holders of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote (for this purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon); or

       (c) the court in which the proceeding is or was pending, upon application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

       Section 6.06 Advance of Expenses. Expenses incurred in defending any
       --------------------------------
proceeding may be advanced by this corporation before the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article VI.

       Section 6.07 Other Contractual Rights. Nothing contained in this Article
       -------------------------------------
VI shall affect any right to indemnification to which persons other than Directors and officers of this corporation or any subsidiary hereof may be entitled by contract or otherwise.

       Section 6.08 Limitations. No indemnification or advance shall be made
       ------------------------
under this Article VI, except as provided in Section 6.04 or Section 6.05(c), in any circumstance where it appears:

       (a) that it would be inconsistent with a provision of the Articles, the Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

       (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

       Section 6.09 Insurance. The corporation may, upon a determination by the
       ----------------------
Board of Directors, purchase and maintain insurance on behalf of any agent of the corporation against any liability which might be asserted against or incurred by the agent in such capacity, or which might arise out of the agent's status as such, whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this Article VI.

       Section 6.10 Fiduciaries of Corporate Employee Benefit Plan. This Article
       -----------------------------------------------------------
VI does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this corporation as defined in
Section 6.01 of this Article VI. Nothing contained in this Article VI shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law.

       Section 6.11 Amendment to California Law. In the event that California
       ----------------------------------------
Law regarding indemnification of directors, officers, employees and other agents of corporation, as in effect at the time of adoption of these Bylaws, is subsequently amended to in any way increase the scope of permissible indemnification beyond that set forth herein, the indemnification authorized by this Article VI shall be deemed to be coextensive with the maximum afforded by the California Law as so amended.


                                  ARTICLE VII

                         CORPORATE LOANS AND GUARANTEES
                         ------------------------------
                      TO DIRECTORS, OFFICERS AND EMPLOYEES
                      ------------------------------------

       Section 7.01 Limitation on Corporate Loans and Guarantees. Except as
       ---------------------------------------------------------
provided in Section 7.02 of this Article VII this corporation shall not make any loan of money or property to, or guarantee any obligations of,

       (a) any Director or officer of the corporation or of its parent or any subsidiary, or

       (b) any person, upon the security of shares of this corporation or of its parent, unless the loan or guaranty is otherwise adequately secured except by the vote of the holders of a majority of the shares of all classes, regardless of limitations or restrictions on voting rights, other than shares held by the benefited Director, officer or person.

       Section 7.02 Permissible Corporate Loans and Guarantees. This corporation
       -------------------------------------------------------
may lend money to, or guarantee any obligation of, or otherwise assist, any officer or other employee of this corporation or of any subsidiary, including any officer or employee who is also a Director, pursuant to an employee benefit plan (including, without limitation, a stock purchase or stock option plan) available to executives or other employees, whenever the Board determines that such loan or guaranty could benefit the corporation. If such plan includes officers or Directors, it shall be approved or ratified by the affirmative vote of the holders of a majority of the shares of this corporation entitled to vote, by written consent, or represented at a duly held meeting at which a quorum is present, after disclosure of the right under such plan to include officers or Directors is made. Such loan or guaranty or other assistance may be with or without interest and may be unsecured or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of the corporation. This corporation may advance money to a Director or officer of the corporation or of its parent or any subsidiary for expenses incurred in the performance of the duties of such Director or officer, provided that in the absence of such advance such Director or officer would be entitled to be reimbursed for such expenses by such corporation, its parent or any subsidiary.


                                  ARTICLE VIII

                           GENERAL CORPORATE MATTERS
                           -------------------------

       Section 8.01 Record Date for Purposes Other Than Notice and Voting. (a)
       ------------------------------------------------------------------
For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than for the purposes prescribed by Section 2.11 of Article II of these Bylaws), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty
(60) days prior to any such action. Only shareholders of record on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided in the California General Corporation Law.

       (b) If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later.

       Section 8.02 Checks, Drafts, Evidences of Indebtedness. All checks,
       ------------------------------------------------------
drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

       Section 8.03 Corporate Contracts and Instruments; How Executed. The Board
       --------------------------------------------------------------
of Directors, except as otherwise provided in these Bylaws, may authorize any officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances. However, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

       Section 8.04 Certificates for Shares. A certificate or certificates for
       ------------------------------------
shares of the capital stock of the corporation shall be issued to each shareholder when any such shares are fully paid, and the Board of Directors may authorize the issuance of certificates for shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or a Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

       Section 8.05 Lost Certificates. Except as hereinafter provided in this
       ------------------------------
Section 8.05, no new certificate for shares shall be issued in lieu of an old certificate unless the old certificate is surrendered to the corporation and cancelled at the same time. The Board of Directors may, if any share certificate or certificate for any other security is lost, stolen or destroyed, authorize issuance of a new certificate in lieu thereof, upon such terms and conditions as the Board may require, including provision for indemnification of the corporation secured by a bond of other adequate security sufficient to protect the corporation against any claim that may be made against it, including, but not limited to, any expense or liability, on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

       Section 8.06 Representation of Shares of Other Corporations. The Chairman
       -----------------------------------------------------------
of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

       Section 8.07 Construction and Definitions. Unless the context requires
       -----------------------------------------
otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                              RECORDS AND REPORTS
                              -------------------

       Section 9.01 Maintenance and Inspection of Share Register.
       ---------------------------------------------------------
       (a) The corporation shall keep at its principal executive office, or as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

       (b) A shareholder or shareholders of the corporation holding at least five percent (5%), in the aggregate, of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon giving the corporation written notice five (5) business days' prior to the date of inspection, and/or (ii) obtaining from the transfer agent of the corporation, upon written demand and upon the tender of such transfer agent's usual charges for such list, a list of the names and addresses of the shareholders who are entitled to vote for the election of Directors, and their shareholdings as of the most recent record date for which such list has been compiled, or as of a date specified by the requesting shareholder or shareholders subsequent to the date of demand. Such list shall be made available to such shareholder or shareholders by the transfer agent on or before the later of the fifth (5th) business day after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 7.01 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making such demand.

       Section 9.02 Maintenance and Inspection of Bylaws.
       -------------------------------------------------
       The corporation shall keep at its principal executive office, or, if its principal executive office is not in the State of California, at its principal business office in California, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by any shareholder upon the written demand of any such shareholder at all reasonable times during usual business hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the Secretary shall, upon written request of any shareholder, furnish to such shareholder a copy of the Bylaws as amended to date.

       Section 9.03 Maintenance and Inspection of Other Corporate Records. The
       ------------------------------------------------------------------
accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Such minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

       Section 9.04 Inspection by Directors. Every Director shall have the
       ------------------------------------
absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

       Section 9.05 Annual Report to Shareholders. Until such time as there are
       ------------------------------------------
one hundred (100) or more shareholders in this corporation, the annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly dispensed with, but nothing herein shall be interpreted as prohibiting the Board of Directors from issuing such annual or other periodic reports to the shareholders of the corporation as they consider appropriate.

       Section 9.06 Financial Statements.
       ---------------------------------
       (a) A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, which have been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months after their respective dates, and each such statement shall be exhibited at all reasonable times to any shareholder requesting an examination. A copy of said statement shall be mailed to any shareholder upon written request.

       (b) If a shareholder or shareholders holding at least five percent (5%), in the aggregate, of the outstanding shares of any class of stock of the corporation make a written request to the corporation for an income statement of the corporation for the three (3)-month, six (6)-month or nine (9)-month period of the current fiscal year having ended more than thirty (30) days prior to the date of the request, and a balance sheet of the corporation as of the end of such period, the Chief Financial Officer shall cause such statement and to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within thirty (30) days after the receipt of such request. If the corporation has not sent to each requesting shareholder or shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed within thirty (30) days after such request.

       (c) The corporation shall also, upon written request, mail to the shareholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared and a balance sheet as of the end of such period.

       (d) The quarterly income statements and balance sheets referred to in this Section 9.06 shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

       Section 9.07 Annual Statement of General Information. The corporation
       ----------------------------------------------------
shall each year during the

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

calendar month in which its Articles of Incorporation were originally filed with the California Secretary of State, or at any time during the immediately preceding five (5) calendar months, file with the Secretary of State of the State of California, on the prescribed form, a statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state (if any), and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Code.


                                   ARTICLE X

                        OWNERSHIP AND TRANSFER OF SHARES
                        --------------------------------

       Select one of the two following sections number 10.01

       Section 10.01 Stock. [Intentionally Deleted]
       -------------------

       Section 10.02 Price or Consideration for Shares.
       -----------------------------------------------
       (a) The authorized shares provided for in Section 10.01 shall be issued for such consideration as shall be determined by the Board of Directors. The Board of Directors is empowered to periodically review the set price of the shares and modify said price or consideration subject to the shareholders' approval.

       (b) The consideration for which shares will issue may consist of money paid, labor performed, services actually rendered to the corporation or for its benefit or in its formation or reorganization, debts or securities cancelled, and tangible and intangible property actually received by either the issuing corporation or by a wholly owned subsidiary, or any one or combination of these. The full agreed upon price or consideration for shares must be paid prior to a concurrently with the issuance of the shares unless the shares are issued in accordance with a stock subscription or purchase agreement in which case the terms of payment delineated in said stock subscription or purchase agreement shall be controlling.

       Section 10.03 Grant of Preemptive Rights. [Intentionally Deleted]
       -----------------------------------------

       Section 10.04 Restrictions on Transfer of Shares. Before a shareholder
       ------------------------------------------------
can make a valid sale or transfer of any of the shares of the corporation, such shareholder must first offer said shares to the corporation and then to the other shareholders in the following manner:

       (a) The offering shareholder shall deliver written notice to the Secretary of the Corporation stating the price, terms and conditions of such proposed sale or transfer, the number of shares to be sold or transferred and his or her intention to so sell or transfer such shares. The corporation shall have thirty (30) days after receipt of said notice to purchase said shares pursuant to the price, terms and conditions stated in the notice, provided, however, that the corporation shall not at any time be permitted to purchase all of its outstanding voting shares. Should the corporation fail to exercise its option to purchase the offered shares within thirty (30) days from receipt of notice, or prior thereto decline to purchase the shares, the Secretary of the Corporation shall mail or deliver to each of the other shareholders, within five days of the close of the thirty day period or notice or decline to purchase, a copy of the notice given by the selling shareholder to the Secretary. Within thirty (30) days after the mailing or delivering of the copies of the notice to the shareholders, any shareholder or shareholders desiring to acquire all or apart of the offered shares must deliver to the Secretary by mail, or otherwise, a written offer or offers, expressed to be immediately acceptable, to purchase a specified number of said shares at the price and terms stated in the seller's notice.

       (b) If the total number of shares specified in the offers to purchase exceeds the number of shares offered to be sold, each offering shareholder shall be entitled to purchase such proportion of the offered shares as the number of shares of the corporation he holds bears to the total number of shares held by all of the shareholders offering to purchase the shares.

       (c) If all of the shares offered to be sold or transferred are not disposed of pursuant to the apportionment plan outlined in paragraph (b), each shareholder wishing to purchase shares in a number in excess of his proportionate share, shall be entitled to purchase such proportion of those shares which remain undisposed of, as the total number of shares which he holds bears proportionately to the total number of shares held by all of the shareholders desiring to purchase shares in excess of those to which they are entitled under such apportionment.

       (d) If within the above delineated period, offers to purchase all of the offered shares are not presented, the corporation shall purchase from the shareholder desiring to sell or transfer such shares all of the shares upon which timely offers to purchase have not been made, provided, however, that the sale or transfer of such shares be made for the fair market value of said shares as determined by the Board of Directors.

       (e) The provisions of this Section 10.04 shall terminate upon the earliest to occur of (i) the first date on which shares of the Common Stock
--------
are held of record by more than five hundred (500) persons, (ii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the corporation's Common Stock, (iii) a sale, transfer or other disposition of all or substantially all of the corporation's assets or outstanding voting securities or the sale of at least voting control of the corporation is effected through a merger, reorganization, consolidation or recapitalization or (iv) December 31, 2002.


                                  ARTICLE XI

                                  AMENDMENTS
                                  ----------

       Section 11.0l Amendments by Shareholders. New Bylaws may be adopted or
       ----------------------------------------
these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

       Section 11.02 Amendment By Directors. Subject to the rights of the
       ------------------------------------
shareholders as provided in Section 11.01 of this Article XI, to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors.

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